SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 31, 2005

                              VITROTECH CORPORATION
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               (Exact name of registrant as specified in Charter)

           Nevada                   0-49692              88-0504050
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(State or other jurisdiction of   (Commission  (IRS Employer Identification No.)
incorporation or organization)    File No.)

                         5 Hutton Centre Dr., Suite 700
                           Santa Ana, California 92707
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               (Address of Principal Executive Offices)(Zip Code)

                                  714-708-4700
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                            (Issuer Telephone number)

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the
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|_|   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
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

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

(b) On May 31, 2005, Timothy Halsey tendered, and on June 8, 2005 the board of directors accepted, his resignation as a director and member of the audit committee and compensation committee of VitroTech Corporation (the "Company"), effective immediately. Mr. Halsey did not have any disagreements with the Company relating to the Company's operations, policies or practices.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  VITROTECH CORPORATION

Dated: June 10, 2005
                                             By:  /s/ Glenn Easterbrook
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                                                  Glenn Easterbrook
                                                  Chief Executive Officer


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